UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(785) 575-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 7. Regulation FD Disclosure

        Item 7.01 - Regulation FD Disclosure

We are attending the 39th Annual Edison Electric Institute Financial Conference from October 24, 2004 to October 27, 2004 in San Diego, California. We are scheduled to give a presentation on Tuesday, October 26, 2004 at 11:45 a.m. (CDT). A copy of the presentation to be used at the conference is attached to this report. The presentation, or information contained in the presentation, may be shared in one or more informal meetings with analysts, investors or others as early as Sunday, October 24, 2004. The presentation is also available on our web site, http://www.wr.com.

Section 9. Financial Statements and Exhibits

        Item 9.01(c) - Exhibits

Exhibit 99.1	Presentation to 39th Annual Edison Electric Institute Financial Conference on October 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: October 22, 2004	By:	/s/ LARRY D. IRICK
Larry D. Irick, Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Presentation to 39th Annual Edison Electric Institute Financial Conference on October 26, 2004.